UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2019
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way
Round Rock
Texas	78682
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective as of April 6, 2020, Maya McReynolds will complete her service as Senior Vice President, Corporate Finance and Chief Accounting Officer of Dell Technologies Inc. (the “Company”), in which position she serves as the Company’s principal accounting officer. Ms. McReynolds will assume the role of Senior Vice President and Chief Financial Officer, Client Solutions Group.

(c) On December 9, 2019, Brunilda (Bruny) Rios was appointed Senior Vice President, Corporate Finance and Chief Accounting Officer of the Company, effective as of April 6, 2020, and to succeed Maya McReynolds as the Company’s principal accounting officer as of that date.

Ms. Rios, age 54, has served in various positions with the Company and its wholly-owned subsidiary Dell Inc. since 2000. Ms. Rios currently serves as Senior Vice President, Global Revenue Accounting of the Company, a position she has held since May 2018. In this role, Ms. Rios is responsible for all aspects of the revenue accounting organization, with a focus on compliance, controllership and executing on the Company’s transformation objectives. From March 2012 to May 2018, Ms. Rios served as Vice President, Corporate Accounting of the Company and from April 2007 to March 2012, as the Company’s Director, Corporate Reporting, in each case responsible for leading various corporate functions, including SEC reporting, policy development, treasury, and mergers and acquisitions. Before serving in these positions, Ms. Rios served at Dell Inc. for eight years in accounting and reporting roles relating to the Dell Financial Services securitization program, and was a key member of the team responsible for establishing the end-to-end process and system solutions that enabled the organization’s structured financing capabilities.

Ms. Rios will continue to be eligible to participate in severance, retirement, welfare and benefit plans and programs generally available to other employees of the Company, including the Dell Technologies Inc. 2013 Stock Incentive Plan, which is described in the Company’s proxy statement for its 2019 annual meeting of stockholders, filed with the Securities and Exchange Commission on May 29, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2019	Dell Technologies Inc.
	By:	/s/ Robert Potts
Robert Potts Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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